UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2025

Copley Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4005-4006, 40/F, One Exchange Square

8 Connaught Place, Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code +852 2861 3335

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	COPLU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	COPL	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	COPLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 12, 2025, Copley Acquisition Corp (“COPL”) issued an unsecured convertible promissory note in the aggregate principal amount of $450,000 (the “Note”) to Copley Acquisition Sponsors LLC (“Sponsor”). Pursuant to the Note, COPL agreed to repay the outstanding principal amount of the Note on the earlier of (i) the effective date of a business combination, and (ii) COPL’s liquidation (the “Maturity Date”).

At any time on or prior to the Maturity Date, Sponsor may elect to convert the outstanding principal balance and interest accrued on the Note into units at a conversion price equal to $7.00 per unit. Each unit consists of one ordinary share and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one Class A ordinary share. The terms of such units issued in connection with such conversion shall be identical to the private placement units sold by COPL simultaneously with COPL’s initial public offering that closed May 2, 2025. The Note bears no interest. In the event that COPL does not consummate a business combination, the Note will be repaid only from amounts remaining outside of COPL’s trust account, if any.

Pursuant to the Note, the parties agreed to cancel that certain Amended and Restated Promissory Note, dated as of April 18, 2025, and roll the outstanding balance thereunder of $146,608.97 into the Note.

The proceeds of the Note will be used by COPL for working capital purposes.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this report.

Exhibit No.	Description
10.1	Convertible Promissory Note dated as of June 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Copley Acquisition Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPLEY ACQUISITION CORP

Date: June 13, 2025	By:	/s/ Francis Chi Yin Ng
Francis Chi Yin Ng
Co-Chief Executive Officer

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